                        THE ADVISORS' INNER CIRCLE FUND

                      Investment Adviser:
                      MDL CAPITAL MANAGEMENT, INC.

THE ADVISORS' INNER CIRCLE FUND (the "Trust") provides a convenient and economical means of investing in professionally managed portfolios of securities. This Prospectus offers shares of the following mutual funds (the "MDL Funds"), each of which is a separate series of the Trust.

           - MDL BROAD MARKET FIXED INCOME FUND
           - MDL LARGE CAP GROWTH EQUITY FUND

This Prospectus sets forth concisely the information about the Trust and the MDL Funds that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated November 1, 1997 has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-932-7781. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NOVEMBER 1, 1997

2

                                    SUMMARY
  THE FOLLOWING PROVIDES BASIC INFORMATION ABOUT THE MDL BROAD MARKET FIXED INCOME FUND (THE "FIXED INCOME FUND") AND THE MDL LARGE CAP GROWTH EQUITY FUND (THE "EQUITY FUND" AND TOGETHER WITH THE FIXED INCOME FUND, THE "MDL FUNDS"). THE MDL FUNDS ARE TWO OF THE MUTUAL FUNDS COMPRISING THE ADVISORS' INNER CIRCLE FUND (THE "TRUST").
  WHAT ARE THE INVESTMENT OBJECTIVES? The Fixed Income Fund seeks total return consistent with preservation of capital. The Equity Fund seeks long-term growth of capital with a secondary objective of income.
  WHAT ARE THE PERMITTED INVESTMENTS? The Fixed Income Fund seeks to achieve its objective by investing at least 80% of its net assets under normal conditions in fixed income securities rated in one of the top three ratings categories by Standard & Poor's Corporation or Moody's Investors Services Inc. or determined by the adviser to be of comparable quality. The "broad market" of securities in which the Fixed Income Fund may invest includes U.S. Government securities, corporate fixed income securities and mortgage-backed securities. The Equity Fund seeks to achieve its objective by investing at least 80% of its net assets under normal conditions in common stocks and other equity securities. See "Investment Objectives and Policies" and "Description of Permitted Investments and Risk Factors."
  WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE MDL FUNDS? The MDL Funds invest in securities that fluctuate in value, and investors should expect the MDL Funds' net asset value per share to fluctuate. Values of fixed income securities and, correspondingly, of mutual funds invested in such securities, such as the Fixed Income Fund, generally tend to vary inversely with interest rates and may be affected by other market and economic factors as well. The Equity Fund will purchase equity securities, which may be volatile and fluctuate in value more than other types of investments. To the extent set forth under "Investment Objectives and Policies" and "Description of Permitted Investments and Risk Factors" the MDL Funds may engage in the following investment practices: the purchase of mortgage-related securities, the use of repurchase agreements and reverse repurchase agreements, the purchase or sale of securities on a "when-issued" or "forward commitment" basis and the use of options and futures. See "Investment Objectives and Policies" and "Description of Permitted Investments and Risk Factors."
  WHO IS THE ADVISER? MDL Capital Management, Inc. (the "Adviser") serves as the investment adviser of the MDL Funds. See "Expense Summary" and "The Adviser."
  WHO IS THE ADMINISTRATOR? SEI Fund Resources (the "Administrator") serves as the administrator and shareholder servicing agent of the MDL Funds. See "The Administrator."
  WHO IS THE TRANSFER AGENT? DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Trust. See "The Transfer Agent."
  WHO IS THE DISTRIBUTOR? SEI Investments Distribution Co. (the "Distributor") acts as the distributor of the MDL Funds' shares. See "The Distributor."
  IS THERE A SALES LOAD? No, shares of the MDL Funds are offered on a no-load basis.
  IS THERE A MINIMUM INVESTMENT? The minimum initial investment in each MDL Fund is $500 and subsequent investments must be at least $100. For purchases made through the MDL Funds' Systematic Investment Plan, the minimum initial and subsequent investments in each Fund are $50. The Trust reserves the right to accept smaller purchases at its sole discretion.

3

  HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Transfer Agent on any day when the New York Stock Exchange is open for business (a "Business Day"). A purchase order will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives an order and payment with readily available funds prior to 4:00 p.m., Eastern time. To purchase shares by wire, you must first call 1-800-808-4921. Redemption orders placed with the Transfer Agent prior to 4:00 p.m., Eastern time on any Business Day will be effective that day. The purchase and redemption price for shares is the net asset value per share determined as of the end of the day the order is effective. Each MDL Fund reserves the right, upon 30 days' written notice, to redeem an account if the net asset value of the shares in that account falls below $500. See "Purchase and Redemption of Shares."
  HOW ARE DISTRIBUTIONS PAID? The MDL Funds distribute substantially all of their net investment income (exclusive of capital gains) in the form of dividends, which for the Fixed Income Fund are declared and paid monthly and for the Equity Fund are declared and paid quarterly. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless the shareholder elects to take the payment in cash. See "General Information--Dividends and Distributions."

4

                                EXPENSE SUMMARY

                                                       FIXED
                                                      INCOME       EQUITY
SHAREHOLDER TRANSACTION EXPENSES                       FUND         FUND
----------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases...........        None         None
Maximum Sales Load Imposed on Reinvested
  Dividends.......................................        None         None
Deferred Sales Charges............................        None         None
Redemption Fees*..................................        None         None
Exchange Fees.....................................        None         None
----------------------------------------------------------------------------

 *  Shareholders are charged a fee, currently $10.00, for redemptions by wire.

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------------------------------------------
Management Fees (after fee waivers)(1)............        .00%         .31%
Other Expenses(2).................................        .90%         .95%
----------------------------------------------------------------------------
Total Operating Expenses (after fee
  waivers)(1)(2)..................................        .90%        1.26%
----------------------------------------------------------------------------
----------------------------------------------------------------------------

(1) The Adviser has voluntarily agreed to waive all or a portion of its advisory fees for each MDL Fund and to reimburse expenses of each MDL Fund in amounts necessary to maintain Total Operating Expenses at not more than .90% and 1.26% of the average daily net assets of the Fixed Income and the Equity Funds, respectively. Absent any voluntary waivers, advisory fees for the Fixed Income and Equity Funds would be .45% and .74%, respectively, and Total Operating Expenses, based on estimates of Other Expenses, would be 1.35% and 1.69% of the respective Fund's average daily net assets. Fee waivers are expected to be in effect for the current fiscal year.

(2) Other Expenses for the Funds are estimated for the current fiscal year.

--------------------------------------------------------------------------------
                                                        FIXED
                                                       INCOME         EQUITY
EXAMPLE                                                 FUND           FUND
--------------------------------------------------------------------------------
You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and
  (2) redemption at the end of each time period:
1 year............................................    $       9      $      13
3 years...........................................    $      29      $      40
--------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE MDL FUNDS ARE NEW, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense summary and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by shareholders of the MDL Funds. Additional information may be found under "The Adviser" and "The Administrator."

5

THE TRUST AND THE MDL FUNDS

The Advisors' Inner Circle Fund (the "Trust") offers shares in a number of mutual funds, each of which is a separate series ("portfolio") of the Trust. Each share of each portfolio represents an undivided, proportionate interest in that portfolio. This Prospectus offers shares of the Trust's MDL Broad Market Fixed Income Fund (the "Fixed Income Fund") and the MDL Large Cap Growth Equity Fund (the "Equity Fund" and together with the Fixed Income Fund, the "MDL Funds"), each a diversified investment portfolio. Information regarding the other portfolios in the Trust is contained in separate prospectuses that may be obtained by calling 1-800-932-7781.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective of the Fixed Income Fund is to seek total return consistent with preservation of capital. The investment objective of the Equity Fund is to seek long-term growth of capital with a secondary objective of income. There can be no assurance that an MDL Fund will be able to achieve its investment objective. In addition to the investments and strategies described below, the MDL Funds may invest in certain securities and obligations as set forth in "Description of Permitted Investments and Risk Factors" herein, and as described under the "Description of Permitted Investments" in the Statement of Additional Information.

MDL BROAD MARKET FIXED INCOME FUND

Under normal conditions the Fixed Income Fund will invest at least 80% of its net assets in U.S. Treasury bills, notes and bonds and other fixed income securities issued or guaranteed by the United States Government, its agencies or instrumentalities ("U.S. Government Securities"), and corporate fixed income securities rated A- or higher by Standard & Poor's Corporation ("S&P"), A or higher by Moody's Investors Services, Inc. ("Moody's") or of comparable quality as determined by the Adviser. The U.S. Government Securities in which the Fund may invest include mortgage-backed securities ("MBSs"), and mortgage-related securities such as pass-through securities and collateralized mortgage obligations. The Fund intends to invest less than 25% of its total assets in corporate fixed income securities and less than 30% of its total assets in MBSs. Additional securities in which the Fund may invest include: (i) short-term U.S. bank obligations; (ii) shares of other investment companies; and (iii) repurchase agreements. The Fund's duration ordinarily will range between 3 1/2 and 6 1/2 years.

The Fixed Income Fund may purchase or sell securities on a when-issued or forward commitment basis and sell securities short "against the box." The Fund may engage in reverse repurchase agreements with banks and dealers in amounts up to 33 1/3% of the Fund's total assets at the time the Fund enters into the agreements. In order to remain fully invested and to reduce transaction costs, up to 15% of the Fund's total assets may be invested in futures contracts and options on futures contracts, including securities index futures contracts and options on securities index futures contracts.

For temporary defensive purposes when the Adviser determines that market conditions warrant, the Fixed Income Fund may also invest up to 100% of its assets in money market securities or hold cash.

Securities rated A- by S&P or A by Moody's possess many favorable investment attributes and are to be considered as upper-medium grade obligations. They have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

MDL LARGE CAP GROWTH EQUITY FUND

The Equity Fund intends to be as fully invested as practicable in common stocks and other equity securities. Under normal circumstances the Fund will invest at least 80% of its net assets in common stocks and other equity securities of large cap companies (defined below), which may include warrants, rights to purchase common stocks, debt securities convertible into common stocks, and preferred stocks. The Fund may invest in equity securities of foreign issuers traded in the United States in the form of American Depositary Receipts.

The Equity Fund will invest primarily in the common stocks of large cap companies, that is, those established companies with equity-market capitalizations in excess of $3 billion. The Fund may also invest in common stocks of smaller companies

6

with equity market capitalizations in excess of $500 million.

The Equity Fund may also engage in repurchase agreements. The Fund may engage in reverse repurchase agreements with banks and dealers in amounts up to 33 1/3% of the Fund's total assets at the time the Fund enters into the agreements. Up to 15% of the Fund's total assets may be invested in futures contracts and options on futures contracts, including securities index futures contracts and options on securities index futures contracts.

For temporary defensive purposes when the Adviser determines that market conditions warrant, the Equity Fund may also invest up to 100% of its assets in money market securities or hold cash.

PORTFOLIO TURNOVER

The portfolio turnover rate for the Fixed Income and Equity Funds is not expected to exceed 50% and 80%, respectively.

INVESTMENT LIMITATIONS

The investment objective of each Fund and the investment limitations set forth below and in the Statement of Additional Information are fundamental policies of the MDL Funds. Fundamental policies cannot be changed without the consent of the holders of a majority of the appropriate Fund's outstanding shares.

No Fund may:

  1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of each Fund's total assets.

  2. Purchase any securities which would cause 25% or more of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry, and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

The foregoing percentages will apply at the time of the purchase of a security.

Additionally, it is a non-fundamental policy of each MDL Fund to limit borrowings to no more than 5% of its net assets. Fully collaterallized reverse repurchase agreements are not considered borrowings for purposes of the foregoing limitation.

THE ADVISER

MDL Capital Management, Inc. (the "Adviser" or "MDL") has been retained under an investment advisory agreement with the Trust (the "Advisory Agreement") to act as the investment adviser for the MDL Funds. Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of each Fund and continuously reviews, supervises and administers each Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust.

The Adviser's principal business address is 730 Centre City Tower, 650 Smithfield Street, Pittsburgh, Pennsylvania 15222. As of September 30, 1997, the Adviser had approximately $350 million of assets under management for institutional clients such as Taft-Hartley plans, hospitals, public sector funds, foundations, and ERISA plans. The Adviser has not previously served as an investment adviser to a registered investment company, and, as such, does not have extensive experience advising a highly regulated entity such as an investment company. This may present additional risks for the MDL Funds.

Messrs. Mark D. Lay and Edward Adatepe have served as co-portfolio managers of both the Fixed Income and Equity Funds, since their commencement of operations. Mr. Lay has served as the Chairman and Chief Executive Officer of the Adviser since 1993. Prior thereto, Mr. Lay was an account executive at Dean Witter Reynolds, Inc. Mr. Lay received a B.A.

7

degree in Economics from Columbia University. Mr. Adatepe has been the Chief Investment Officer of the Adviser since 1994. Prior thereto, Mr. Adatepe was the Managing Director of RRZ Investment Management, Inc., where he was responsible for managing both fixed income and equity portfolios for various public and private pension funds. Mr. Adatepe received a B.S. degree in physics from Allegheny College and a M.S. degree in Industrial Administration from Carnegie-Mellon University.

In addition to the co-portfolio managers, the Adviser employs a team of highly qualified investment professionals to provide advice and input regarding the management of the MDL Funds. Included within this team are Steven Sanders and Jim Taylor. Mr. Sanders serves as the Adviser's President and economist. He also appears weekly as an investment specialist on the CNBC International Business Television Network. Mr. Taylor is Director of Equity Research and is a securities analyst for the Funds. Mr. Taylor holds a B.S. degree in Management and Economics from the University of Pittsburgh, and an MBA from Duquesne University.

Under the Advisory Agreement, the Adviser receives a monthly management fee computed separately for each Fund. Such fees are payable at an annual rate of
 .45% and .74% of the average daily net assets of the Fixed Income and Equity Funds, respectively. The Adviser has voluntarily agreed to waive all or a portion of its fee for each Fund and to reimburse expenses of each Fund in order to limit total operating expenses for the Fixed Income and Equity Funds to an annual rate of not more than .90% and 1.26% of average daily net assets, respectively. The Adviser reserves the right, in its sole discretion, to terminate its voluntary fee waivers and reimbursements at any time, however, the advisory fee waivers are expected to be in effect for the current fiscal year. The Adviser may, from its own resources, compensate broker-dealers whose clients purchase shares of the Funds.

The following graph presents the cumulative compounded rate of total return for one year and since inception attained by all of the accounts managed by MDL with investment objectives and policies substantially similar to those of each of the Fixed Income and Equity Funds (the "Composites"), respectively, compared to appropriate indices.

PAST PERFORMANCE OF MDL*
PERIODS ENDING SEPTEMBER 30, 1997

                                                                 SINCE INCEPTION
FIXED INCOME                                             1 YEAR    (12/31/92)
-------------------------------------------------------  ------  ---------------
MDL Fixed Income Composite (Gross of Advisory
Fees)(1)...............................................   9.86%        48.18%

MDL Fixed Income Composite (Net of Advisory Fees)(2)...   9.36%        45.78%

Lehman Government/ Corporate Bond Index................   9.60%        39.82%

                                                                 SINCE INCEPTION
EQUITY                                                   1 YEAR     (6/30/95)
-------------------------------------------------------  ------  ---------------
MDL Equity Composite (Gross of Advisory Fees)(1).......  40.53%        84.91%

MDL Equity Composite (Net of Advisory Fees)(2).........  39.78%        83.22%

S&P 500 Index..........................................  40.38%        82.20%

 * The performance results described above are unaudited results based on a composite of all discretionary fixed income and equity portfolios that were advised by MDL with investment objectives and policies substantially similar to those of the respective Fund through September 30, 1997. Mr. Lay managed the accounts of the Fixed Income accounts since their inception. Mr. Adatepe joined Mr. Lay as manager of the Fixed Income accounts in March, 1994. The Equity accounts were managed by Mr. Lay and Mr. Adatepe for all periods shown. Reinvestment of dividends is assumed. All performance figures are time weighted total return calculations and are based on trade date accounting.

(1) The deduction of advisory fees is not reflected.

(2) The results are net of a model advisory fee (equal to the highest advisory fee that MDL charged).

The Lehman Government/Corporate Bond Index is an unmanaged index of investment-grade U.S. Government and corporate debt securities. The S&P 500 Index is an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market. The comparison of the Composites with these indices is meant to

8

provide you with a general sense of how the Composites compared to standard benchmarks of the market. The indices are "paper calculations" and do not reflect any expenses that generally accompany investments in private accounts or mutual funds such as sales charges, expenses for fund operation, management fees and portfolio transaction costs. The effect of imposing such charges would be to decrease the indices' performance shown above.

Registered investment companies such as the MDL Funds, are subject to certain regulatory and tax restrictions on investment that are not applicable to the Adviser's private accounts. Additionally, the operating expenses of the MDL Funds will be different from, and may be higher than, the operating expenses of these individual accounts. The performance of MDL is provided merely to indicate its proficiency in managing similar investment portfolios. Investors should note that past performance is no guarantee of future results.

THE ADMINISTRATOR

SEI Fund Resources (the "Administrator"), provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

For these administrative services, the Administrator is entitled to a fee from each Fund, which is calculated daily and paid monthly based on the respective Fund's asset level, at an annual rate of: .15% on the first $50 million of average daily net assets; .125% on the next $50 million of average daily net assets; and .10% on average daily net assets over $100 million. However, each Fund pays a minimum annual administration fee of $80,000, which would be increased by $15,000 per additional class. Due to the minimum annual administration fee, the administration fee that a Fund pays will decline according to the administration fee schedule described above only after a Fund's net asset level reaches $54 million.

The Administrator also serves as shareholder servicing agent for the MDL Funds.

THE TRANSFER AGENT

DST Systems, Inc., 1004 Baltimore Street, 2nd Floor, Kansas City, Missouri 64105 (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Trust.

THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), Oaks, Pennsylvania, 19456, a wholly-owned subsidiary of SEI Investments Company, serves as the Trust's distributor. No compensation is paid to the Distributor for distribution services for the shares of the MDL Funds.

PURCHASE AND REDEMPTION OF SHARES

Investors may purchase and redeem shares of the MDL Funds directly through the Transfer Agent, P.O. Box 419009, Kansas City, Missouri 64141-6009, by mail or wire transfer. Shareholders may place purchase and redemption orders by telephone at 1-800-932-7781; when market conditions are extremely busy, it is possible that investors may experience difficulties placing orders by telephone and may wish to place orders by mail. Purchases and redemptions of shares of the MDL Funds may be made on any day on which the New York Stock Exchange is open for business (a "Business Day"). Shares of the MDL Funds are offered only to residents of states in which such shares are eligible for purchase.

MINIMUM INVESTMENTS

The minimum initial investment in each Fund is $500. Subsequent investments for each Fund must be at least $100. Each Fund reserves the right to accept smaller purchases at its sole discretion. See "Minimum Account Sizes and Involuntary Redemptions of Shares."

PURCHASES BY MAIL

An account may be opened by mailing a check or other negotiable bank draft (payable to the name of the Fund) for $500 or more together with a completed Account Application to MDL Funds, P.O. Box 419009, Kansas City, Missouri 64141-6009. Subsequent investments may also be mailed directly to the Transfer Agent. All purchases made by check should be in U.S. dollars and made payable to the MDL ________ Fund. Third party checks, credit cards, credit card checks and cash will not be accepted. When purchases are made by check, redemption proceeds will be forwarded only upon collection of payment for such shares, which may take up to 15 days.

9

PURCHASES BY WIRE TRANSFER

INITIAL PURCHASES: Before making an initial investment by wire, an investor must first telephone 1-800-808-4921 to be assigned an account number. The investor's name, Fund's name, account number, taxpayer identification number or Social Security number and address must be specified in the wire. In addition, an Account Application should be promptly forwarded to the Transfer Agent at:
MDL Funds, P.O. Box 419009, Kansas City, Missouri 64141-6009.

Shareholders having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the MDL Funds by requesting their bank to transmit funds by wire to: United Missouri Bank; ABA #10-10-00695 for Account Number 98-7052-396-5; Further Credit: MDL ________ Fund. The shareholder's name, the Fund's name and account number must be specified in the wire.

SUBSEQUENT PURCHASES: Additional investments may be made at any time through the wire procedures described above, which must include the shareholder's name, the Fund's name and account number. The investor's bank may impose a fee for investments by wire.

GENERAL INFORMATION REGARDING PURCHASES

A purchase order will be effective as of the day received by the Transfer Agent if the Transfer Agent receives the order and payment before 4:00 p.m., Eastern time. Payment may be made by check or readily available funds. The purchase price of shares of a Fund is the daily net asset value per share next determined after a purchase order is received. Purchases will be made in full and fractional shares of the MDL Funds calculated to three decimal places. The Trust will not issue certificates representing shares of the MDL Funds.

The Trust reserves the right to reject a purchase order when the Distributor or the Transfer Agent determines that it is not in the best interest of the Trust, a Fund and/or its shareholders to accept such offer.

SYSTEMATIC INVESTMENT PLAN

A Shareholder may also arrange for periodic additional investments in the MDL Funds through automatic deductions by Automated Clearing House ("ACH") transactions from a checking or savings account by completing the appropriate section of the Account Application form. This Systematic Investment Plan is subject to account minimum initial purchase amounts and a minimum pre-authorized investment amount of $50 per month. An Account Application form may be obtained by calling 1-800-932-7781.

REDEMPTIONS

Redemption orders received by the Transfer Agent prior to 4:00 p.m., Eastern time on any Business Day will be effective that day. The redemption price of shares of a Fund is the net asset value per share of that Fund next determined after a valid redemption order, in good form, is received. Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received. Shareholders may not close their accounts by telephone.

Shareholders may receive redemption payments in the form of a check or by Federal Reserve or ACH wire transfer. There is no charge for having a check for redemption proceeds mailed. A wire charge, currently $10.00, will be deducted from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder, except that certain institutions may be exempt from this charge. Shareholders cannot redeem shares of the MDL Funds by Federal Reserve wire on federal holidays restricting wire transfers. The Trust does not charge for ACH wire transactions; however, such transactions will not be posted to a shareholder's bank account until the second Business Day following the transaction.

Shareholders are granted telephone redemption privileges automatically and may call 1-800-932-7781 to place their redemption orders. Neither the Trust nor the Transfer Agent will be responsible for the authenticity of the redemption instructions received by telephone if it reasonably believes those instructions are genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine, and may be liable for losses resulting from unauthorized or fraudulent telephone transactions if it does not employ those procedures.

10

The right of redemption may be suspended or the date of payment of redemption proceeds postponed during certain periods as set forth more fully in the Statement of Additional Information.

SYSTEMATIC WITHDRAWAL PLAN

The MDL Funds offer a Systematic Withdrawal Plan ("SWP") for shareholders who wish to receive regular distributions from their account. Upon commencement of the SWP, the account must have a current value of $500 or more. Shareholders may elect to receive automatic payments via ACH wire transfers of $50 or more on a monthly, quarterly, semi-annual or annual basis. An application form for the SWP may be obtained by calling 1-800-932-7781.

Shareholders should realize that if withdrawals exceed income dividends, their invested principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or fluctuations in the net asset value per share, their original investment could be exhausted entirely. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Transfer Agent.

MINIMUM ACCOUNT SIZES AND INVOLUNTARY REDEMPTIONS OF SHARES

If the value of a Fund account falls below $500 because of shareholder redemption(s), the Trust will notify the shareholder, and if the account value remains below $500 for a continuous 60-day period, the shares in such account are subject to redemption by the Trust and, if redeemed, the daily net asset value of such shares will be promptly paid to the shareholder. The Trust, however, will not redeem shares based solely upon changes in the market that reduce the net asset value of shares.

The Trust reserves the right to modify or terminate the involuntary redemption features of the shares as stated above at any time upon 60 days' notice to shareholders.

NET ASSET VALUE

The net asset value per share of each Fund is determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Net asset value per share is determined daily as of 4:00 p.m., Eastern time on any Business Day. The MDL Funds will use a pricing service to provide market quotations. The pricing service may use a matrix system of valuation for fixed income securities which considers factors such as securities prices, yield features, call features, ratings and developments related to a specific security.

PERFORMANCE

From time to time, the Fixed Income Fund may advertise its yield and total return and the Equity Fund may advertise its total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. The yield of the Fixed Income Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The total return of a Fund refers to the average compounded rate of return on a hypothetical investment, for designated time periods (including but not limited to the period from which the MDL Funds commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

The MDL Funds may periodically compare their performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.), financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices, which may assume investment of dividends but generally do not reflect deductions for administrative and management costs, or other investment alternatives. The MDL Funds may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The MDL Funds may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. The MDL Funds may use

11

long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The MDL Funds may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

The MDL Funds may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action.

No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the MDL Funds or their shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF THE MDL FUNDS

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other portfolios. Each Fund intends to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as a Fund qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

Each Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Distributions from net investment income will qualify for the dividends-received deduction for corporate shareholders only to the extent such distributions are derived from dividends paid by domestic corporations; dividends of the MDL Funds are not expected to qualify for this deduction. Any net capital gain will be distributed annually and will be taxed to shareholders as long-term capital gain, regardless of how long the shareholder has held shares. The MDL Funds will make annual reports to shareholders of the federal income tax status of all distributions.

Income received on direct U.S. obligations is exempt from income tax at the state level when received directly and may be exempt, depending on the state, when received by a shareholder from the MDL Funds provided certain state-specific conditions are satisfied. The MDL Funds will inform shareholders annually of the percentage of income and distributions, if any, derived from direct U.S. obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from the MDL Funds is considered tax exempt in their particular state.

Dividends declared by the MDL Funds in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the MDL Funds and received by the shareholders on December 31 of that year, if paid by the MDL Funds at any time during the following January.

Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

Sale, exchange or redemption of a Fund's shares is a taxable event to the shareholder.

GENERAL INFORMATION

THE TRUST

The Trust, an open-end management investment company, was organized under Massachusetts law as a business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of shares. All consideration received

12

by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and are subject to liabilities related thereto. The Trust reserves the right to create and issue shares of additional portfolios.

Each Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services, and registering its shares under federal and state securities laws, pricing and insurance expenses and pays additional expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. The MDL Funds' expense ratios are disclosed under "Expense Summary."

TRUSTEES OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

VOTING RIGHTS

Each shareholder of record is entitled to one vote or fraction thereof for each share or fractional share held. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders but shareholders' approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

REPORTING

The Trust issues unaudited financial information semiannually and audited financial statements annually for the MDL Funds. The Trust also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to MDL Funds, P.O. Box 419009, Kansas City, Missouri 64141-6009 or by calling 1-800-932-7781. Purchase and redemption transactions should be made through the Transfer Agent by calling
1-800-932-7781.

DIVIDENDS AND DISTRIBUTIONS

The Fixed Income Fund declares dividends of substantially all of its net investment income (exclusive of capital gains) monthly and pays such dividends on the first Business Day of each month. The Equity Fund declares dividends of substantially all of its net investment income (exclusive of capital gains) quarterly and pays such dividends on the first Business Day of each quarter. Shares purchased begin earning dividends on the Business Day following receipt of funds by the Transfer Agent. Normally, this will occur within two Business Days after an order is received. If any capital gain is realized, substantially all of it will be distributed at least annually.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution. Shareholders may receive payments for cash distributions in the form of a check or by Federal Reserve or ACH wire transfer.

Dividends and other distributions of the MDL Funds are paid on a per-share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a distribution of capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable distribution or dividend.

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.

13

CUSTODIAN

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 acts as custodian (the "Custodian") of the MDL Funds. The Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940, as amended (the "1940 Act").

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following is a description of some permitted investments for the MDL Funds, and the associated risk factors:

AMERICAN DEPOSITARY RECEIPTS ("ADRs")-- ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas, an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

CONVERTIBLE SECURITIES--Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

CORPORATE BONDS--A corporate bond is a debt instrument issued by a private corporation, as distinct from one issued by a governmental agency or municipality. Corporate bonds generally have the following features: (1) they are taxable; (2) they have a par value of $1,000; and (3) they have a term maturity. They are sometimes traded on major exchanges.

DURATION--Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

EQUITY SECURITIES--Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities, such as warrants or convertible debt, exercisable for or convertible into equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Equity Fund invests will cause the net asset value of the Fund to fluctuate. An investment in the Equity Fund may therefore be more suitable for long-term investors.

FIXED INCOME SECURITIES--The market value of the fixed income investments in which the MDL Funds invest will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value.

14

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS--Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The MDL Funds may use futures contracts and related options for BONA FIDE hedging purposes. Each Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges.

Stock index futures are futures contracts for various stock indices that are traded on registered securities exchanges. A stock index futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to accurately predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and futures options.

ILLIQUID SECURITIES--Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with a remaining term to maturity in excess of seven days.

INVESTMENT COMPANY SECURITIES--Each Fund may invest up to 10% of its total assets in the securities of other open-end investment companies that invest exclusively in securities which that Fund may invest directly. A Fund's purchase of investment company securities will cause shareholders to bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also similar expenses of the underlying investment companies.

MONEY MARKET INSTRUMENTS--Money market instruments include short-term U.S. Government Securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical rating organization or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities.

BANKERS' ACCEPTANCES: Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT: Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER: Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

TIME DEPOSITS: Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal

15

penalty or that mature in more than seven days are considered to be illiquid securities.

MORTGAGE-BACKED SECURITIES--Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

GOVERNMENT PASS-THROUGH SECURITIES: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, FNMA and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and FNMA also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

PRIVATE PASS-THROUGH SECURITIES: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the top four rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

CMOS: CMOs are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier then their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

REMICS: A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae, FHLMC or GNMA represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS"): ARMS are a form of pass-through security representing interests in pools of mortgage loans whose interest rates are adjusted from time to time.

16

The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the value of ARMS, like other debt securities, generally varies inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the value of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interests rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. During times when interest rates are experiencing fluctuations, such securities can be difficult to price on a consistent basis. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

ESTIMATED AVERAGE LIFE: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

OPTIONS--A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at a set price at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at a set price at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

The MDL Funds may purchase put and call options to protect against a decline in the market value of the securities in its fund or to protect against an increase in the cost of securities that the MDL Funds may seek to purchase in the future. When purchasing put and call options, the MDL Funds pay a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

RISK FACTORS. Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to accurately predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; and (3) there may not be a liquid secondary market for options.

REPURCHASE AGREEMENTS--Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of

17

days from the date of purchase. The Custodian will hold the security as collateral for the repurchase agreement. A Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from exercising its right to dispose of the collateral or if the Fund realizes a loss on the sale of the collateral. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS--Reverse repurchase agreements are agreements by which a Fund sells securities to financial institutions and simultaneously agrees to repurchase those securities at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, the Fund will place liquid assets having a value equal to the repurchase price in a segregated custodial account and monitor this account to ensure equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements may be considered to be borrowings by the MDL Funds under the 1940 Act.

SHORT SALES AGAINST-THE-BOX--The MDL Funds may make short sales "against-the-box" for the purpose of deferring realization of gain or loss for federal income tax purposes and for the purpose of hedging against an anticipated decline in the value of the underlying securities. A short sale "against-the-box" is a short sale in which a Fund owns, or has the right to obtain without payment of additional consideration, an equal amount of the same type of securities sold short.

U.S. GOVERNMENT SECURITIES--U.S. Government securities consist of bills, notes and bonds issued by the U.S. Treasury and obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, FHLMC, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the MDL Funds' shares.

VARIABLE AND FLOATING RATE INSTRUMENTS-- Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The MDL Funds will maintain with the Custodian a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the MDL Funds before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

                               TABLE OF CONTENTS

                                              PAGE
                                              -----
SUMMARY..................................           2
EXPENSE SUMMARY..........................           4
THE TRUST AND THE MDL FUNDS..............           5
INVESTMENT OBJECTIVES AND POLICIES.......           5
INVESTMENT LIMITATIONS...................           6
THE ADVISER..............................           6
THE ADMINISTRATOR........................           8
THE TRANSFER AGENT.......................           8
THE DISTRIBUTOR..........................           8
PURCHASE AND REDEMPTION OF SHARES........           8
PERFORMANCE..............................          10
TAXES....................................          11
GENERAL INFORMATION......................          11
DESCRIPTION OF PERMITTED INVESTMENTS
  AND RISK FACTORS.......................          13

  TRUST:

 The Advisors' Inner Circle Fund

  MDL FUNDS:

 MDL Broad Market Fixed Income Fund
 MDL Large Cap Growth Equity Fund

  ADVISER:

 MDL Capital Management, Inc.

  DISTRIBUTOR:

 SEI Investments Distribution Co.

  ADMINISTRATOR:

 SEI Fund Resources

  LEGAL COUNSEL:

 Morgan, Lewis & Bockius LLP

  INDEPENDENT PUBLIC ACCOUNTANTS:

 Arthur Andersen LLP

  NOVEMBER 1, 1997

   For information call: 1-800-932-7781

   MDL-F-001-01

                                   PROSPECTUS

                                      MDL
                         BROAD MARKET FIXED INCOME FUND
                                      MDL
                          LARGE CAP GROWTH EQUITY FUND

                                      MDL
                                     -----

                                   Advised by

                          MDL CAPITAL MANAGEMENT, INC.

MDL FUNDS    Please return this application     FOR ASSISTANCE PLEASE CALL:
             and your check to:                 800-932-7781
             The MDL Funds                      All applicants must complete
             P.O. Box 419009                    sections 1,2,3,4, and 9. For
             Kansas City, MO 64141-6009         optional services complete 5-8.

-------------------------------------------------------------------------------
New Account Application
-------------------------------------------------------------------------------
PLEASE DO NOT USE THIS APPLICATION TO OPEN AN IRA ACCOUNT.

1 ACCOUNT REGISTRATION
-----------------------------------------------------------------
PLEASE PRINT OR TYPE CLEARLY.
PLEASE CHOOSE ONE TYPE OF ACCOUNT BELOW:


/ / INDIVIDUAL, OR / / JOINT
 .................................................................

_________________________________________________________________
YOUR NAME: FIRST, MIDDLE, LAST

_________________________________________________________________
SOCIAL SECURITY NUMBER

_________________________________________________________________
JOINT OWNER'S NAME: FIRST, MIDDLE, LAST

_________________________________________________________________
JOINT OWNER'S SOCIAL SECURITY NUMBER


/ / CUSTODIAL/GIFT TO MINORS
 .................................................................

_________________________________________________________________
CUSTODIAN'S NAME: FIRST, MIDDLE, LAST

_________________________________________________________________
MINOR'S NAME: FIRST, MIDDLE, LAST

_________________________________________________________________
MINOR'S SOCIAL SECURITY NUMBER      MINOR'S STATE OF RESIDENCE


/ / TRUST
 .................................................................

_________________________________________________________________
TRUSTEE(S)'S NAME

_________________________________________________________________
NAME OF TRUST AGREEMENT

_________________________________________________________________
BENEFICIARY'S NAME

_________________________________________________________________
TRUST'S TAXPAYER IDENTIFICATION NUMBER    DATE OF TRUST AGREEMENT


/ / CORPORATION*/OTHER
 ..................................................................

_________________________________________________________________
NAME OF CORPORATION OR OTHER ENTITY

_________________________________________________________________
TYPE OF ENTITY

_________________________________________________________________
TAXPAYER IDENTIFICATION NUMBER


*PLEASE ENCLOSE A CORPORATE RESOLUTION WHICH IDENTIFIES INDIVIDUALS AUTHORIZED TO CONDUCT TRANSACTIONS ON THIS ACCOUNT.


2 SHAREHOLDER ADDRESS
-----------------------------------------------------------------

/ / U.S. Citizen
/ / Resident Alien (must have U.S. tax identification number and domestic address.)
/ / Non-Resident Alien

_________________________________________________________________
STREET OR P.O. BOX

_________________________________________________________________
CITY, STATE, ZIP                         COUNTRY OF TAX RESIDENCY


(    )                               (    )
_________________________________________________________________
DAYTIME TELEPHONE                    EVENING TELEPHONE


3. FUND SELECTION/INVESTMENT OPTION
-----------------------------------------------------------------

Enclose your check ($500 minimum) made payable to:
The MDL Funds. PLEASE NOTE THAT THE MDL FUNDS DO NOT ACCEPT THIRD
PARTY CHECKS.

_________________________________________________________________
MDL BROAD MARKET FIXED INCOME FUND (246)            $

_________________________________________________________________
MDL LARGE CAP GROWTH EQUITY FUND (247)              $

_________________________________________________________________
TOTAL                                               $

_________________________________________________________________


4. DIVIDEND & CAPITAL GAINS INSTRUCTIONS
 .................................................................

All distributions will be reinvested automatically unless one of the following is checked:

/ / SEND ALL DIVIDENDS AND CAPITAL GAINS BY DIRECT DEPOSIT TO THE BANK ACCOUNT INDICATED ON THE ENCLOSED VOIDED CHECK.

/ /   SEND ALL DIVIDENDS AND CAPITAL GAINS BY CHECK TO THE ADDRESS
      IN SECTION 2.

PLEASE BE SURE TO COMPLETE THE OTHER SIDE OF THIS FORM.



MDL-M-001-01000

-------------------------------------------------------------------------------
Account Options and Signature
-------------------------------------------------------------------------------

5. TELEPHONE AUTHORIZATION
 ....................................................................
I hereby authorize and direct the agent to accept and act upon telephone instructions for exchanges and/or redemptions involving the account with corresponding registration unless one or both of the following is (are) checked:

/ / I DO NOT AUTHORIZE TELEPHONE EXCHANGES.

/ / I DO NOT AUTHORIZE TELEPHONE REDEMPTIONS.


6. SYSTEMATIC INVESTMENT PLAN (SIP)
 ....................................................................
I hereby authorize and direct the agent to draw on my (our) bank account on a periodic basis, as indicated in section 8, for investment in my (our) account. Attached is a voided check of the bank account I (we) wish to use. (Initial investments may not be made through the Systematic Investment Plan.) Please note this privilege will be effective 15 days after The MDL Funds receive this application. IF NO DATE IS CHOSEN BELOW, YOUR BANK
ACCOUNT WILL BE DEBITED ON THE 15TH OF THE MONTH.

PREFERRED INVESTMENT SCHEDULE:
/ / Monthly   / / Quarterly   / / Semi-Annually   / / Annually

                                            / / 1st, or / / 15th
_________________________________________________________________
BEGIN INVESTMENT ON (ENTER MONTH/YEAR)      DAY OF MONTH

DEBIT MY BANK ACCOUNT AND INVEST AS FOLLOWS
($50 MINIMUM PER ACCOUNT):

                                               $
_________________________________________________________________
FUND                                           AMOUNT

                                               $
_________________________________________________________________
FUND                                           AMOUNT


7. SYSTEMATIC WITHDRAWAL PLAN (SWP)
 ....................................................................
An account balance of at least $500 is required.

PREFERRED WITHDRAWAL SCHEDULE:
/ / Monthly   / / Quarterly   / / Semi-Annually   / / Annually

                                            / / 1st, or / / 15th
_________________________________________________________________
BEGIN INVESTMENT ON (ENTER MONTH/YEAR)      DAY OF MONTH

I ELECT TO RECEIVE A PERIODIC PAYMENT OF ($50 MINIMUM
PER ACCOUNT):

                                               $
_________________________________________________________________
FUND                                           AMOUNT

                                               $
_________________________________________________________________
FUND                                           AMOUNT


8. BANK INFORMATION
 ....................................................................
FOR ACH & WIRE REDEMPTIONS, AND SIP & SWP
Your bank account information must be on file in order to exercise telephone investment privileges. The account name(s) below must match exactly at least one name in section 1. A blank, voided check or deposit slip is necessary to provide account and bank routing information and must accompany this application.

_________________________________________________________________
NAME OF BANK                    ABA NUMBER

_________________________________________________________________
REGISTRATION ON ACCOUNT

                          / / Checking     / / Savings
_________________________________________________________________
ACCOUNT NUMBER            ACCOUNT TYPE

_________________________________________________________________
BANK ADDRESS: CITY, STATE, ZIP


9. APPLICANT'S SIGNATURE
 ....................................................................
I have read the current prospectus and this application and agree to all terms. In addition, I authorize the instructions in this application. I hold harmless and indemnify The MDL Funds, any of their affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents from any losses, expenses, costs or liability (including attorney fees) which I may incur in connection with these instructions or the exercise of the telephone exchange privilege. I certify, under penalties of perjury:

1.) that the Social Security or Taxpayer Identification
    Number entered below is correct;

2.) that the Internal Revenue Service (IRS) has never notified me that I am subject to 31% backup withholding, or has notified me that I am no longer subject to such backup withholding.

THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
THIS DOCUMENT OTHER THAN THE CERTIFICATIONS ABOVE, WHICH ARE
REQUIRED TO AVOID BACK-UP WITHHOLDING.

___________________________________________________________________
SIGNATURE: OWNER, TRUSTEE, ETC., EXACTLY AS IT APPEARS IN SECTION 1

___________________________________________________________________
SOCIAL SECURITY OR TAXPAYER ID NUMBER

___________________________________________________________________
SIGNATURE: JOINT OWNER, EXACTLY AS IT APPEARS IN SECTION 1

___________________________________________________________________
SOCIAL SECURITY OR TAXPAYER ID NUMBER

RETURN THE FOLLOWING TO THE ADDRESS BELOW:

1.  This completed application.

2.  Voided bank check or deposit slip if applicable.

3.  One check made payable to:
        The MDL Funds

    Send to:
        The MDL Funds
        P.O. Box 419009
        Kansas city, MO 64141-6009

                                     TRUST:

                        THE ADVISORS' INNER CIRCLE FUND

                                  PORTFOLIOS:

                       MDL BROAD MARKET FIXED INCOME FUND
                        MDL LARGE CAP GROWTH EQUITY FUND

                              INVESTMENT ADVISER:

                          MDL CAPITAL MANAGEMENT, INC.

This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus and relates only to the MDL Broad Market Fixed Income Fund (the "Fixed Income Fund") and MDL Large Cap Growth Equity Fund (the "Equity Fund" and together with the Fixed Income Fund, the "MDL Funds"). It is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the MDL Funds and should be read in conjunction with the MDL Funds' Prospectus dated November 1, 1997. The Prospectus for the MDL Funds may be obtained by calling 1-800-932-7781.

TABLE OF CONTENTS

THE TRUST...........................................................................  S - 2
DESCRIPTION OF PERMITTED INVESTMENTS................................................  S - 2
INVESTMENT LIMITATIONS..............................................................  S - 4
THE ADVISER.........................................................................  S - 5
THE ADMINISTRATOR...................................................................  S - 6
THE DISTRIBUTOR.....................................................................  S - 6
TRUSTEES AND OFFICERS OF THE TRUST..................................................  S - 7
PERFORMANCE INFORMATION.............................................................  S - 9
PURCHASE AND REDEMPTION OF SHARES...................................................  S - 9
DETERMINATION OF NET ASSET VALUE....................................................  S - 10
TAXES...............................................................................  S - 10
PORTFOLIO TRANSACTIONS..............................................................  S - 11
DESCRIPTION OF SHARES...............................................................  S - 12
SHAREHOLDER LIABILITY...............................................................  S - 12
LIMITATION OF TRUSTEES' LIABILITY...................................................  S - 12
EXPERTS.............................................................................  S - 12

November 1, 1997
MDL-F-002-01

THE TRUST

This Statement of Additional Information relates only to the MDL Broad Market Fixed Income Fund (the "Fixed Income Fund") and MDL Large Cap Growth Equity Fund (the "Equity Fund" and together with the Fixed Income Fund, the "MDL Funds"), each a diversified portfolio. Each Fund is a separate series of The Advisors' Inner Circle Fund (the "Trust"), an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of shares of beneficial interest ("shares"). Each portfolio is a separate mutual fund, and each share of each portfolio represents an equal proportionate interest in that portfolio. See "Description of Shares." No investment in shares of a portfolio should be made without first reading that portfolio's prospectus. Capitalized terms not defined herein are defined in the Prospectus offering shares of the MDL Funds.

DESCRIPTION OF PERMITTED INVESTMENTS

The following sets forth certain information as a supplement to the "Investment Objectives and Policies" and "Description of Permitted Investments and Risk Factors" sections of the Prospectus.

AMERICAN DEPOSITARY RECEIPTS

The Equity Fund may invest in American Depositary Receipts. These instruments may subject the Equity Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

INVESTMENT COMPANY SHARES

Each MDL Fund may invest up to 10% of its total assets in shares of other investment companies that invest exclusively in those securities in which the appropriate Fund may invest directly. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, a Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

MORTGAGE-BACKED SECURITIES

The Fixed Income Fund may invest in mortgage-backed securities, principally collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single-family detached properties).

Many CMOs are issued with a number of classes or series that have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves generally are not guaranteed.

REMICs, which were authorized under the Internal Revenue Code of 1986, as amended (the "Code"), are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are a form of CMO, and issue multiple classes of securities.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with primary securities dealers recognized by the Federal Reserve Bank of New York or with national member banks as defined in Section 3(d)(1) of the Federal Deposit Insurance Act, as amended. A repurchase agreement will have an agreed-upon price (including principal and interest) and an agreed-upon repurchase date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

The repurchase agreements entered into by the MDL Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement; the Adviser monitors compliance with this requirement. Under all repurchase agreements entered into by a Fund, the Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the appropriate Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Federal Bankruptcy Code provides protection for proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate.

WHEN-ISSUED SECURITIES

Each Fund may purchase debt obligations on a when-issued basis, in which case delivery and payment normally take place on a future date. The MDL Funds will make commitments to purchase obligations on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date. During the period prior to the settlement date, the securities are subject to market fluctuation, and no interest accrues on the securities to the purchaser. The payment obligation and the interest rate that will be received on the securities at settlement are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis may be used as a form of leveraging because the purchaser may accept the market risk prior to payment for the securities. The MDL Funds, however, will not use such purchases for leveraging; instead, as disclosed in the Prospectus, a Fund will set aside assets to cover its commitments. If the value of these assets declines, the Fund will place additional liquid assets aside on a daily basis so that the value of the assets set aside is equal to the amount of the commitment.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Fund that cannot be changed without the consent of the holders of a majority of that Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

Each Fund may not:

1.  Acquire more than 10% of the voting securities of any one issuer.

2.  Invest in companies for the purpose of exercising control.

3. Issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund may borrow from any bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings of the Fund, and further provided that, to the extent that such borrowings exceed 5% of the Fund's total assets, all borrowings shall be repaid before the Fund makes additional investments. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of the Fund's total assets at the time the Fund makes such temporary borrowing. In addition, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets will not be considered borrowings or senior securities. This investment limitation shall not preclude the Fund from issuing multiple classes of shares in reliance on SEC rules or orders.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Make short sales of securities, maintain a short position or purchase securities on margin, except that a Fund may obtain short-term credits as necessary for the clearance of security transactions and sell securities short "against the box."

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling the Fund security.

8. Purchase securities of other investment companies except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations thereunder.

NON-FUNDAMENTAL POLICIES

The following investment limitation of each Fund is non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval:

1. A Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

Except with respect to each Fund's policy concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction.

THE ADVISER

MDL Capital Management, Inc. (the "Adviser") and the Trust have entered into an advisory agreement dated October 31, 1997 (the "Advisory Agreement"). The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of a Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

The Adviser's fixed income decision making process begins with a "top down" analysis of the factors that drive interest rates: economic growth, inflation, the level of the dollar, monetary policy and fiscal policy. Based on this process, the Adviser develops several interest rate projections and determines an appropriate duration target and maturity structure.

The Adviser then apportions the Fixed Income Fund's portfolio among the following sectors: (i) U.S. Government Securities, (ii) corporate fixed income securities and (iii) MBSs. This allocation is based on an analysis of the relative attractiveness of these sectors, on a total return basis, given the Adviser's interest rate projections. The Adviser then selects approximately 15-20 individual securities that in the aggregate produce the desired portfolio duration, maturity structure and sector allocation.

In the case of U.S. Government Securities, individual securities are selected for purchase that offer better total return potential than other U.S. Government Securities with similar durations. In the case of corporate fixed income securities, the Adviser's selection process seeks to identify issues where credit quality has recently been improving as evidenced by rating increases by S&P or Moody's. In addition, the Adviser seeks corporate fixed income securities that generally are non-callable and have an issue size of $250 million or greater. In the case of MBSs, the Adviser seeks to purchase individual securities that offer the best total return potential, given the Adviser's interest rate projections, as compared to similar securities.

With respect to the Equity Fund, the Adviser evaluates these companies through a multi-step screening process which begins with a universe of approximately 700 stocks, including those in the S&P 500 index. The Adviser seeks to purchase the securities of companies with (i) high absolute and relative earnings momentum,
(ii) positive earnings surprise, (iii) positive price momentum and (iv) low absolute and relative valuations. The Adviser then performs a fundamental analysis of those companies that meet the foregoing criteria and selects from those companies approximately 100 securities across 12 identified economic sectors.

For the fiscal year ended October 31, 1997, the MDL Funds had not commenced operations and therefore did not pay advisory fees.

THE ADMINISTRATOR

The Administration Agreement provides that SEI Fund Resources (the "Administrator") shall not be liable for any error of judgment or mistake of law or for any loss suffered by the MDL Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated (a) by the mutual written agreement of the parties; (b) by either party of the Administration Agreement on 90 days' written notice, as of the end of the initial term or the end of any renewal term; (c) by either party of the Administration Agreement on such date as is specified in written notice given by the terminating party, in the event of a material breach of the Administration Agreement by the other party, provided the terminating party has notified the other party of such breach at least 45 days' prior to the specified date of termination and the breaching party has not remedied such breach by the specified date; (d) effective upon the liquidation of the Administrator; or (e) as to a Fund or the Trust, effective upon the liquidation of the Fund or the Trust, as the case may be.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, Boston 1784 Funds, CoreFunds, Inc., CrestFunds, Inc., CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis-Registered Trademark- Funds, Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., PBHG Insurance Series Fund, The Pillar Funds, Profit Funds Investment Trust, Rembrandt Funds, Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Inter-national Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, and TIP Funds.

The Administrator will not be required to bear expenses of any Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Code. The term "expenses" is defined in such laws or regulations, and generally excludes brokerage commissions, distribution expenses, taxes, interest and extraordinary expenses.

For the fiscal year ended October 31, 1997, the MDL Funds had not commenced operations and therefore did not pay administration fees.

THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI, and the Trust are parties to a distribution agreement (the "Distribution Agreement"). The Distributor will not receive compensation for distribution of shares of the Fund.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

For the fiscal year ended October 31, 1997, the MDL Funds had not commenced operations and therefore did not pay distribution fees.

TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some or all of the following:
The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CoreFunds, Inc., CrestFunds, Inc., CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc, HighMark Funds, Marquis
Funds-Registered Trademark-, Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Profit Funds Investment Trust, Rembrandt Funds-Registered Trademark-, Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust and TIP Funds, each of which is an open-end management investment company managed by SEI Fund Resources or its affiliates and, except for Profit Funds Investment Trust, Rembrandt Funds-Registered Trademark-, and Santa Barbara Group of Mutual Funds, Inc., are distributed by SEI Investments Distribution Co.

ROBERT A. NESHER (DOB 08/17/46)--Chairman of the Board of Trustees*-- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Boston 1784 Funds-Registered Trademark-, The Expedition Funds, Marquis
Funds-Registered Trademark-, Pillar Funds, Rembrandt
Funds-Registered Trademark-, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27)--Trustee**--Retired since 1992. Formerly Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds and Marquis Funds-Registered Trademark-.

WILLIAM M. DORAN (DOB 05/26/40)--Trustee*--2000 One Logan Square, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, Administrator and Distributor, Director and Secretary of SEI Investments. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

FRANK E. MORRIS (DOB 12/30/23)--Trustee**--Retired since 1990. Peter Drucker Professor of Management, Boston College, 1989-1990. President, Federal Reserve Bank of Boston, 1968-1988. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27)--Trustee**--Pennsylvania State University, Senior Vice President, Treasurer (Emeritus). Financial and Investment Consultant, Professor of Transportation (1984-present). Vice President-Investments, Treasurer, Senior Vice President (Emeritus) (1982-1984). Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, and Marquis Funds-Registered Trademark-.

GENE PETERS (DOB 06/03/29)-- Trustee**--Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company) (1980-1986). President of Gene Peters and Associates (import company) (1978-1980). President and Chief Executive

Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds and Marquis Funds-Registered Trademark-.

JAMES M. STOREY (DOB 04/12/31)--Trustee**--Partner, Dechert Price & Rhoads, from September 1987 - December 1993; Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

DAVID G. LEE (DOB 04/16/52)--President and Chief Executive Officer--Senior Vice President of the Administrator and Distributor since 1993. Vice President of the Administrator and Distributor, 1991-1993. President, GW Sierra Trust Funds before 1991.

SANDRA K. ORLOW (DOB 10/18/53)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of the Administrator and Distributor since 1988.

KEVIN P. ROBINS (DOB 04/15/61)--Vice President and Assistant Secretary--Senior Vice President, General Counsel and Assistant Secretary of SEI Investments, Senior Vice President, General Counsel and Secretary of the Administrator and Distributor since 1994. Vice President and Assistant Secretary of SEI Investments, the Administrator and Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.

RICHARD W. GRANT (DOB 10/25/45)--Secretary--2000 One Logan Square, Philadelphia, PA 19103, Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, Administrator and Distributor.

KATHRYN L. STANTON (DOB 11/19/58)--Vice President and Assistant
Secretary--Deputy General Counsel of SEI Investments, Vice President and Assistant Secretary of the Administrator and Distributor since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-1994.

MARK E. NAGLE (DOB 10/20/59)--Controller and Chief Financial Officer--Vice President of Fund Accounting and Administration of SEI Fund Resources since November 1996. Vice President of Fund Accounting, BISYS Fund Services, September 1995 to November 1996. Senior Vice President and Site Manager, Fidelity Investments, 1981 to September 1995.

TODD B. CIPPERMAN (DOB 02/14/66)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm) (1994-1995). Associate, Winston & Strawn (law firm) (1991-1994).

BARBARA A. NUGENT (DOB 06/18/56)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of SEI Investments, the Administrator and Distributor since 1996. Associate, Drinker Biddle & Reath (law firm) (1994-1996). Assistant Vice President/Administration, Delaware Service Company, Inc. (1992-1993); Assistant Vice President - Operations of Delaware Service Company, Inc. (1988-1992).

MARC H. CAHN (DOB 06/19/57)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of SEI Investments, the Administrator and Distributor since 1996. Associate General Counsel, Barclays Bank PLC (1995-1996). ERISA counsel, First Fidelity Bancorporation (1994-1995), Associate, Morgan, Lewis & Bockius LLP (1989-1994).

------------------------

 * Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act.

** Messrs. Cooney, Morris, Patterson, Peters and Storey serve as members of the Audit Committee of the Fund.

The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees.

The following table exhibits Trustee compensation for the fiscal year ended October 31, 1997.

                                                   AGGREGATE
                                               COMPENSATION FROM
                                                REGISTRANT FOR          PENSION OR
                                                THE FISCAL YEAR    RETIREMENT BENEFITS
                                               ENDED OCTOBER 31,    ACCRUED AS PART OF
NAME OF PERSON, POSITION                             1997             TRUST EXPENSES
---------------------------------------------  -----------------   --------------------
John T. Cooney, Trustee......................     $    8,154               N/A
Frank E. Morris, Trustee.....................     $    8,154               N/A
Robert Patterson, Trustee....................     $    8,154               N/A
Eugene B. Peters, Trustee....................     $    8,154               N/A
James M. Storey, Esq., Trustee...............     $    8,154               N/A
William M. Doran, Esq., Trustee..............     $        0               N/A
Robert A. Nesher, Chairman of the Board......     $        0               N/A

PERFORMANCE INFORMATION

From time to time, the Trust may advertise yield and total return of the Fixed Income Fund and the total return of the Equity Fund. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of the Fixed Income Fund refers to the annualized income generated by an investment in that Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd+1)6-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

The total return of a Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)TO THE POWER OF N = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Distributor on a day on which the New York Stock Exchange is open for business. Shares of the MDL Funds are offered on a continuous basis. Currently, the holidays observed by the Trust and the New York Stock Exchange are as follows: New Year's Day, Presidents' Day, Martin Luther King Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. The Trust has received exemptive relief from the Securities and Exchange Commission (the "SEC"), which permits the Trust to make in-kind redemptions to those shareholders that are affiliated with the MDL Funds solely by their ownership of a certain percentage of the MDL Funds.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which the disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

>DETERMINATION OF NET ASSET VALUE

The securities of the MDL Funds are valued by the Administrator. The Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations of fixed income securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

TAXES

The following is only a summary of certain tax considerations generally affecting the MDL Funds and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX

The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, the MDL Funds expect to eliminate or reduce to a nominal amount the federal taxes to which they may be subject.

In order to qualify for treatment as a RIC under the Code, a Fund generally must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) (the "Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

Notwithstanding the Distribution Requirement described above, which requires only that a Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), each Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for excise tax.

Any gain or loss recognized on a sale or redemption of shares of the MDL Funds by a non-exempt shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise generally will be treated as a short-term capital gain or loss. If shares of a Fund on which a net capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.

In certain cases, the MDL Funds will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has not certified to the MDL Funds that such shareholder is not subject to backup withholding.

If a Fund fails to qualify as a RIC for any taxable year, it will be subject to tax on its taxable income at regular corporate rates. In such an event, all distributions from that Fund generally would be eligible for the corporate dividend received deduction.

STATE TAXES

The MDL Funds are not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Fund shareholders should consult with their tax advisers regarding the state and local tax consequences of investments in the MDL Funds.

PORTFOLIO TRANSACTIONS

The MDL Funds have no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees of the Trust, the Adviser is responsible for placing the orders to execute transactions for the MDL Funds. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the MDL Funds will not necessarily be paying the lowest spread or commission available.

The money market instruments in which the Fund invests are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the MDL Funds will primarily consist of dealer spreads and underwriting commissions.

It is expected that the MDL Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the MDL Funds on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the MDL Funds for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Since the Trust does not market its shares through intermediary brokers or dealers, it is not the Trust's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the MDL Funds' shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

The MDL Funds are required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act, which the MDL Funds have acquired during its most recent fiscal year. For the fiscal year ended October 31, 1997, the MDL Funds had not commenced operations.

The portfolio turnover rate for the Fixed Income and Equity Funds is estimated to be 50% and 80%, respectively.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

EXPERTS

Arthur Andersen LLP serves as independent public accountants to the Trust.